United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549


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                                   Form 8-K


                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                      Date of Report:  October 4, 1999

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                        BOEING CAPITAL CORPORATION
           (Exact name of registrant as specified in its charter)



         Delaware                    95-2564584                  0-10795
(State or other jurisdiction of    (I.R.S. Employer        (Commission File No.)
 Incorporation or Organization)     Identification No.)


                   4060 Lakewood Boulevard, 6th Floor - Long Beach,
                             California 90808-1700
                     (Address of principal executive offices)

                                    (562) 627-3299
                   (Registrant's telephone number, including area code)

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


Item 5. Other Events

Detail relating to the Other Event is set forth in the press release set forth as an Exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)   Financial statements of businesses acquired. Not applicable.

         (b)   Pro forma financial information. Not applicable.

          (c) Exhibits.
                The following is the Exhibit filed herewith.

         No.    Description

         20 Press Release issued by The Boeing Company on October 4, 1999.

                                                      Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           Boeing Capital Corporation


October 4, 1999
                                       /s/  Thomas J. Motherway
                                       --------------------------------
                                       Thomas J. Motherway
                                       President and Principal Executive Officer







                                  EXHIBIT INDEX



     The following is the Exhibit filed herewith.

No.   Description

20 Press Release issued by The Boeing Company on October 4, 1999.


                  Boeing Reorganizes Product Financing Services

         SEATTLE, Oct. 4, 1999 -- Boeing announced a reorganization and consolidation of its product financing activities into a newly restructured subsidiary, Boeing Capital Corporation. "This reorganization is intended to enhance The Boeing Company's ability to address the financing requirements of its diverse customer base and to capitalize on global growth opportunities to increase shareholder value for the company," said Walt Skowronski, Boeing vice president of finance and treasurer. "As the world's largest aerospace company, we have significant capabilities to bring to this expanding marketplace, and look forward to providing value-added services to all our customers."

         Boeing Capital Corporation will continue as a wholly owned subsidiary of The Boeing Company, but will now integrate the existing financial services activities supporting commercial aircraft, military aircraft and missiles, and space and communication markets. Boeing Capital Corporation will continue to report in to the parent company's Treasury organization.

         "As the financial service arm of Boeing, our primary goal is to support the sale of the company's products and services," said Tom Motherway, president of Boeing Capital Corporation. "As in the past, we will both structure and arrange financing. Our business activities will encompass a full range of financing services and instruments. We are excited about the opportunity this presents for our customers and shareholders," Motherway said.

         The headquarters of Boeing Capital Corporation will move to Seattle from Long Beach, Calif.

                                                      Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           Boeing Capital Corporation


October 4, 1999
                                         ----------------------------------
                                         Thomas J. Motherway
                                         President (Principal Executive Officer)







                                  EXHIBIT INDEX



     The following is the Exhibit filed herewith.

No.   Description

20 Press Release issued by The Boeing Company on October 4, 1999.


                  Boeing Reorganizes Product Financing Services


         SEATTLE, Oct. 4, 1999 -- Boeing announced a reorganization and consolidation of its product financing activities into a newly restructured subsidiary, Boeing Capital Corporation. "This reorganization is intended to enhance The Boeing Company's ability to address the financing requirements of its diverse customer base and to capitalize on global growth opportunities to increase shareholder value for the company," said Walt Skowronski, Boeing vice president of finance and treasurer. "As the world's largest aerospace company, we have significant capabilities to bring to this expanding marketplace, and look forward to providing value-added services to all our customers."

         Boeing Capital Corporation will continue as a wholly owned subsidiary of The Boeing Company, but will now integrate the existing financial services activities supporting commercial aircraft, military aircraft and missiles, and space and communication markets. Boeing Capital Corporation will continue to report in to the parent company's Treasury organization.

         "As the financial service arm of Boeing, our primary goal is to support the sale of the company's products and services," said Tom Motherway, president of Boeing Capital Corporation. "As in the past, we will both structure and arrange financing. Our business activities will encompass a full range of financing services and instruments. We are excited about the opportunity this presents for our customers and shareholders," Motherway said.

         The headquarters of Boeing Capital Corporation will move to Seattle from Long Beach, Calif.